AMG FUNDS I

AMG Managers Total Return Bond Fund

Supplement dated February 17, 2015 to the Summary Prospectus dated February 12, 2015

The following information supplements and supersedes any information to the contrary relating to AMG Managers Total Return Bond Fund (the “Fund”), a series of AMG Funds I (the “Trust”), contained in the Fund’s Summary Prospectus dated February 12, 2015 (the “Summary Prospectus”).

With respect to the legend that appears on the cover of the Summary Prospectus, the last sentence is hereby deleted and replaced with the following:

The current prospectus and statement of additional information, dated February 12, 2015, as supplemented February 17, 2015, are incorporated by reference into this summary prospectus.

At a meeting held on February 13, 2015 (the “Meeting”), the Trust’s Board of Trustees (the “Board”) approved the appointment of Gannett Welsh & Kotler, LLC (“GW&K” or the “Subadvisor”) as the Subadvisor to the Fund on an interim basis to replace Pacific Investment Management Company LLC (“PIMCO”), effective on or about February 26, 2015 (the “Implementation Date”). The appointment of GW&K was pursuant to an interim subadvisory agreement between AMG Funds LLC (“AMGF”) and GW&K (the “Interim Subadvisory Agreement”), to be effective until the earlier of 150 days after the termination the former subadvisory agreement with PIMCO (the “Former Subadvisory Agreement”), which is expected to occur on or about February 25, 2015, or the approval of a new subadvisory agreement between AMGF and GW&K by the Board and Fund shareholders. At the Meeting, the Board also approved the longer-term appointment of GW&K as the Subadvisor to the Fund, a new subadvisory agreement between AMGF and GW&K (the “New Subadvisory Agreement”), and the submission of the New Subadvisory Agreement to Fund shareholders for approval. The rate of compensation to be received by GW&K under the Interim Subadvisory Agreement approved by the Board is the same rate of compensation that PIMCO would have received under the Former Subadvisory Agreement.

With respect to the Fund, AMGF is responsible for managing and transferring assets formerly managed by PIMCO to GW&K. AMGF has employed a transition manager to assist with the transfer of assets. Until a portion of the assets formerly managed by PIMCO are transferred or sold, they remain invested in securities selected by PIMCO. Keitha L. Kinne is primarily responsible for overseeing the transition manager on behalf of AMGF. Ms. Kinne is the Chief Operating Officer and Chief Investment Officer of AMGF, positions she has held since 2007 and 2008, respectively. She also serves as Chief Operating Officer of AMG Distributors, Inc., the Fund’s distributor, a position she has held since 2007. Previously, she served as Managing Director at Legg Mason & Co., LLC during 2006 and 2007.

In connection with the hiring of GW&K and the New Subadvisory Agreement, at the Meeting the Board also approved proposals to (i) change the Fund’s name from AMG Managers Total Return Bond Fund to AMG GW&K Core Bond Fund, (ii) reduce the management fee for the Fund from the annual rate of 0.40% to 0.30% of the Fund’s average daily net assets, (iii) reduce the expense cap on the Fund pursuant to a new contractual expense limitation whereby AMGF has agreed to limit the Fund’s total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) from the annual rate of 0.58% to 0.48% of the Fund’s average daily net assets, and (iv) authorize shares of the Fund to pay up to 0.10% in shareholder servicing fees. These changes will become effective as of the Implementation Date, and, as a result, current Fund shareholders are expected to bear a lower overall Fund expense ratio than under the contractual arrangements that were in place prior to the Implementation Date.

In addition, effective as of the Implementation Date, the Summary Prospectus will be amended as follows:

All references to the Fund’s name shall refer to AMG GW&K Core Bond Fund. All references to PIMCO shall be deleted and all references to the subadvisor to the Fund shall refer to GW&K. All references to Scott A. Mather, Mark R. Kiesel and Mihir P. Worah shall be deleted and all references to the portfolio manager of the Fund shall refer to Mary F. Kane, C.F.A.

ST297

The sections titled “Investment Objective,” “Fees and Expenses of the Fund,” “Expense Example” and “Principal Investment Strategies” on page 1 of the Summary Prospectus are hereby deleted and replaced with the following:

Investment Objective

The AMG GW&K Core Bond Fund’s (the “Fund”) investment objective is to generate income and capital appreciation while helping to manage risk.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.30%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.35%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.66%
Fee Waiver and Expense Reimbursements[1]	(0.09)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[1]	0.57%

[1]	AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2017, to waive management fees and/or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.48% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds I Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

Expense Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through March 1, 2017. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 58	$202	$359	$814

Principal Investment Strategies

The Fund seeks to achieve its objective by investing in a diversified portfolio of fixed income securities.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds. The term “bond” includes any debt or fixed income securities.

The Fund may invest in debt securities issued by any of the following: public and private U.S. companies; the U.S. government and its agencies, such as the Federal Home Loan Bank; and state and local governments issuing taxable municipal securities. The Fund may also invest in asset-backed and mortgage-backed debt securities.

While the Fund may purchase debt securities of any duration, the Fund will primarily invest in debt securities so that the overall duration of the Fund’s portfolio will remain +/- 20% of the duration of its benchmark, the Barclays U.S. Aggregate Bond Index. As of December 31, 2014, the duration of the benchmark was 5.55 years. The average duration of debt securities in the Fund’s portfolio may, however, be shorter or longer depending on market conditions.

The section “Principal Risks” on page 2 of the Summary Prospectus is revised to reflect that the Fund is subject to the following additional principal risks:

High Portfolio Turnover Risk—higher portfolio turnover may adversely affect Fund performance by increasing Fund transaction costs and may increase a shareholder’s tax liability.

Municipal Market Risk—factors unique to the municipal bond market may negatively affect the value of municipal bonds.

The section titled “Performance” on page 3 of the Summary Prospectus is revised to reflect that the Fund’s past performance would have been different if the Fund were managed using the current investment strategies.

The section titled “Portfolio Management – Portfolio Manager” on page 3 of the Summary Prospectus is hereby deleted and replaced with the following:

Portfolio Manager

Mary F. Kane, C.F.A.

Partner and Portfolio Manager of GW&K;

Portfolio Manager of the Fund since 2/15.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE